EXHIBIT 10.76

                                  Amendment No. 3
                                        to

                         PIONEER NATURAL RESOURCES COMPANY

                             LONG-TERM INCENTIVE PLAN


     AMENDMENT NO. 3 (this "Amendment") to that certain Long-Term Incentive Plan (the "Plan") of Pioneer Natural Resources Company (the "Company") is effective as of February 17, 2000.

                                     RECITALS

     WHEREAS, the Company has adopted the Plan; and

     WHEREAS, the Board of Directors of the Company has approved an amendment to the Plan, which amendment is memorialized below in this Amendment.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     "Section 1.7 of the Plan is hereby amended by replacing all references to 30% with 40%."

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer to be effective as of February 17, 2000.

PIONEER NATURAL RESOURCES COMPANY



By:  /s/ Mark L. Withrow
    -------------------------------
    Name:  Mark L. Withrow
    Title: Executive Vice President and
           General Counsel

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